THE GABELLI GROWTH FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000

                         [GRAPHIC OF FIVE STARS OMITTED]

                 MORNINGSTAR RATED(TM) GABELLI GROWTH FUND 5 STARS
           OVERALL AND FOR THE FIVE AND TEN-YEAR PERIODS ENDED 9/30/00
             AMONG 2419 AND 796 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

                                                  [PHOTO OF HOWARD WARD OMITTED]

                                                             HOWARD F. WARD, CFA

TO OUR SHAREHOLDERS,

      Now you know why managing money, either yours or the savings of others, is a high stress job. This, if truth be told, has become the year of investing dangerously. There are precious few places to hide when the news flow turns negative amidst record high stock valuations and expectations to match. While this interruption of the Bull market has been relatively short in duration, we are reminded that sixty seconds is a long time when your head is under water. This is a humbling business. Your report card is in the newspaper or on the Web every day. It tests you. In this report, I want to review the general environment for stocks and highlight some of the more important investment principles that we follow.

      Let us start with a comment on forecasting, because the stock market is a mechanism that divines to forecast the future through the collective judgement of investors. It distills investors' expectations for future profit growth to arrive at present day prices. The stock market is one of the Government's "leading economic indicators", because, more often than not, a rising stock market has foreshadowed stronger economic activity and vice versa. However, it is anything but perfect as a forecasting tool. Economist Paul Samuelson, who wrote those weighty ECON 101 tomes we all enjoyed, once said "The stock market has predicted nine of the last five recessions." Be careful what you read into stock market movements. The decline in stock prices in recent months seems to open the strong possibility of a slowing economy and possibly a recession. I think it's a little early to adopt this point of view without more hard data. You can make calls from your "gut" or you can make calls from hard data. We prefer to use hard data because "gut" calls have low percentage outcomes.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

----------------------------------------------------------------------------------------------------------------
                                                                          Quarter
                                               ----------------------------------------------
                                                    1st         2nd         3rd         4th          Year
                                                    ---         ---         ---         ---          ----
  2000:   Net Asset Value ....................    $50.10      $49.73      $46.88         --            --
          Total Return .......................      7.7%       (0.7)%      (5.7)%        --            --
----------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................    $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return .......................      8.8%        7.4%       (0.8)%       26.1%         46.3%
----------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................    $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return .......................     12.9%        3.2%      (14.5)%       30.2%         29.8%
----------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................    $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return .......................      1.5%       19.4%       14.2%         3.1%         42.6%
----------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................    $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return .......................      7.2%        2.5%        4.1%         4.4%         19.4%
----------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................    $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return .......................      6.0%       10.2%        8.4%         4.9%         32.7%
----------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ....................    $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return .......................     (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
----------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ....................    $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return .......................      0.6%        0.6%        7.3%         2.5%         11.3%
----------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ....................    $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return .......................     (4.7)%      (2.7)%       4.0%         8.5%          4.5%
----------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ....................    $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return .......................     11.7%       (0.9)%       8.3%        12.0%         34.3%
----------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ....................    $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return .......................     (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
----------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ....................    $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return .......................     10.6%       12.4%       11.0%         1.5%         40.1%
----------------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value ....................    $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return .......................     16.1%       14.1%        2.5%         2.5%         39.2%
----------------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value ....................      --        $10.84      $11.28        $9.51         $9.51
          Total Return .......................      --          8.4%(b)     4.1%       (15.7)%        (4.9)%(b)
----------------------------------------------------------------------------------------------------------------

  -----------------------------------------------
  Average Annual Returns - September 30, 2000 (a)
  -----------------------------------------------
         1   Year ............   27.07%
         5   Year ............   27.86%
         10 Year .............   21.36%
         Life of Fund (b) ....   20.12%
  -----------------------------------------------

                  Dividend History
------------------------------------------------------
Payment (ex) Date   Rate Per Share  Reinvestment Price
-----------------   --------------  ------------------
December 27, 1999        $5.160          $45.59
December 28, 1998        $1.745          $35.15
December 30, 1997        $5.790          $28.58
December 31, 1996        $2.324          $24.14
December 29, 1995        $3.960          $22.16
December 30, 1994        $2.790          $19.68
December 31, 1993        $0.760          $23.26
December 31, 1992        $0.646          $21.59
December 31, 1991        $0.573          $21.28
December 31, 1990        $0.460          $16.27
December 29, 1989        $0.654          $17.07
December 30, 1988        $0.377          $12.65
January 4, 1988          $0.152           $9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.
--------------------------------------------------------------------------------
                                        2

      In the long run, stock prices track earnings in a fairly straightforward manner. Stocks have been good long-term investments because earnings grow over time. In the short-term, stock prices incorporate a lot of noise and can be moved viciously by short-term events and trading strategies. Obviously, near-term profit expectations and the failure of companies to meet those expectations can result in severe damage to a company's stock price. While such "air pockets" may be short lived in nature, they are scary and painful. For better or worse, the stock market must continuously reconcile expectations with reality. The higher expectations rise, the easier it becomes to disappoint. Absolute profit gains appear less important than relative profit gains (relative to expectations). Going into this year, expectations were historically high, as reflected in high stock price valuations. Most established "growth" companies, the kind we favor, are doing well in absolute terms and reporting double digit profit growth. Relative to expectations, there are some disappointments. Expectations are coming down at an accelerating pace. As tough as this is, it is essential in order to "cleanse" the market of its "weak" holders.

      Readers of our reports know we frequently advise investing in stocks for the long-term only. We don't want your short-term funds and we don't want "hot" or momentum money. We tell you we won't time the market and we tell you the Fund will decline in value if the stock market averages fall. For most people, successful investing means making a multi-year commitment to stocks of successful companies selling at defensible valuations. The large, durable, established growth companies we invest in will weather economic storms and prosper regardless of who is in the White House or which political party controls the Congress. Remember that the Forbes list of the 400 wealthiest Americans is devoid of economists, "traders", market technicians, market strategists, market timers, Wall Street equity analysts, fixed income investors and financial journalists.

      Speaking of the financial press, let's get one thing straight. It is impossible to sell a stock unless a buyer exists. It is also true that it is impossible to buy a stock unless there is a seller. When you hear a commentator say, as you will, that the market is down because of an absence of buyers, or up because of an absence of sellers, pay them no heed. It is not possible. A transaction can only happen if a buyer and a seller agree on a price to consummate a trade. If sellers exhibit a greater sense of urgency, then stocks go down, and vice versa. History will judge who was the greater fool.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, The Gabelli Growth Fund (the "Fund") declined 5.73%. The Standard and Poor's ("S&P") 500 Index and the Lipper Large-Cap Growth Fund Average declined 0.97% and 0.47%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 27.07% over the twelve months ended September 30, 2000. The S&P 500 Index and Lipper Large-Cap Growth Fund Average rose 13.28% and 30.31%, respectively, over the same twelve-month period.

      For the ten-year period ended September 30, 2000, the Fund's total return averaged 21.36% annually, versus average annual total returns of 18.17% and 20.33% for the S&P 500 Index and Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through September 30, 2000, the Fund had a cumulative total return of 1,085.63%, which equates to an average annual total return of 20.12%. Our direct shareholders total 95,864 and net assets are $4.3 billion as of September 30, 2000.

ECONOMIC BACKGROUND

      We need economists because the stock market's record as a forecasting tool is mediocre. Samuelson was right about that. Presently, the masters of the "dismal science" are at odds with the collective judgment of the market. The market, as we write, seems to be saying that a recession is imminent. It's not out of the question because of the time lag involved in collecting the necessary economic data. There has been at least one occasion during my career that we were in a recession and didn't know it until it was over due to the nasty data lag.

      The data, at this point, suggests the economy is healthy. The Fed didn't even relax its bias toward tightening at the October meeting. The unemployment rate is 3.9%. "Real" GDP growth is widely expected to be higher than 3% for the next few quarters. Corporate profits are growing at a low double-digit or high single-digit rate. Productivity growth continues to impress. Yes, we continue to run a large trade deficit but tell me something new. Isn't that a sign of our prosperity? Inflation, as tracked by the Consumer Price Index and Producer Price Index, appears dormant. So what's the problem?

      At least some of the stock market's worries are manifest in the hot winds of the Persian Gulf, as oil hit its highest price since The Gulf War in November of 1990. Is it possible that the surprising spike in the price of oil (surprising since no one on Wall Street expected it) is having a deflationary impact on our economy? Yes. I said DEFLATIONARY. How so Mr. Wizard? We know that demand for oil in the U.S. is fairly price inelastic. That's to say consumption is not closely correlated with price. Therefore, in order to maintain consumption at pre-spike levels, prices of other goods must decline or consumption of those goods is reduced. In other words, oil's share of consumer and business spending goes up and everything else loses share of wallet. This is not like the Seventies, when the Fed's printing presses monetized higher oil prices and fed INFLATION. Without the Fed's help, no one else can raise prices. Hence, we have the possibility that this year's oil spike is deflationary.

      Additionally, we cannot forget that the Fed raised interest rates six times in the last 15 months. Monetary policy has a lagged effect. The confluence of higher oil prices, Fed tightenings and the plummeting Euro, have led some market pundits to call this the "Perfect Storm" of a financial nature. The lower Euro, which we did not address, depresses the profits of U.S. multinationals. Some companies have said that their business "hit a wall" in September, especially in Europe, where oil prices are more than double those in the States due to higher taxes. You can see why the stock market is concerned. You can easily develop a "gut" feel that the economy is in serious trouble. But remember, basing investment policy decisions on "gut" feels is like playing poker.

      Our best guess at this point is for a "soft" landing, not a recession. We note that 75% of our workforce is now in the "service" sector. That is one reason this has been the longest economic expansion on record. It also suggests that economists spend too much time analyzing the manufacturing sector and may need some new tools that more specifically address the service sector. We love Alan Greenspan, the Federal Reserve Chairman, but we are worried that he may not move quickly enough to ease policy if the economy is truly tanking. First, we don't think he wants to influence the election and ease before November 7, and second, his comments after the October meeting were "hawkish" in nature. Stay tuned.

THE STOCK MARKET

      We didn't talk about the election in our economic commentary because for those purposes the election is not material at this point. However, it is an additional concern of some investors. The possible end of gridlock is frightening to some in both parties. The bond market is no friend of spending proposals. It also fears tax cuts, as that means less budget surplus. The stock market does not like what the bond market fears. If you think the Government's forecast for a multi-trillion dollar budget surplus in the second decade of this new millennium is a sure thing, think again. Did someone say "many a slip between cup and lip"? It pains me to say this, but the candidate that does the best job of telling lies and looking sincere could win this election.

      Welcome to life after irrational exuberance. Confusion, cynicism and chaos roil the market all too often. In our previous reports this year we have cautioned our readers to keep expectations down for 2000. While that does little to take the sting out of lower stock prices, I hope it raises our level of credibility with you, the shareholder. Investor sentiment, of course, follows stock prices in both directions. That means sentiment is now negative. Risk aversion and fear are increasingly in vogue. This typically occurs as the market is forming a bottom. We must make cold and unemotional investment decisions and we cannot and will not allow ourselves to get thrown off track by emotional crowd psychology.

      We began the year on a somewhat cautious note, understanding that the 33% compound annual return we earned over the preceding five years was the product of a remarkable period for equity investors (the S&P compounded at 28%) that would be tough to sustain. Prices were high. Expectations were high in general and insane for the dot.com stocks, a position we have consistently held, to the point of obnoxiously reminding you in each of our last six quarterly reports. While the market has spent most of the year in positive territory, it has turned negative with the onset of Fall. At the same time, the earnings of the market in general, and our stocks in particular, have grown nicely. While we have had some disappointments, frankly that goes with the territory. My point is that with prices now generally down and earnings generally up, the market and our universe of large capitalization growth stocks are attractively priced. The cold unemotional decision is to buy, not sell, provided you have a long-term investment horizon. This may not be the bottom but it is most definitely not the top. Don't get whipped around by rumors and media hype.

PORTFOLIO HIGHLIGHTS

      All was not gloom and doom in the third quarter. We had excellent performance from a number of financial service and technology holdings. The better performers included Northern Trust (up 36%), EMC (up 29%), Sun Microsystems (up 28%), Mellon Financial (up 27%), Marsh and McLennan (up 27%), and Hughes Electronics (up 26%). Other winners included Automatic Data Processing (up 24%), State Street (up 23%), Goldman Sachs (up 20%) and Qualcomm (up 19%).

      Regulators put an end to WorldCom's plan to buy Sprint and this hurt the portfolio, as did earnings disappointments from Apple Computer, Intel and Dell. Fears of an advertising slowdown, led by the disappearance of dot.com companies, took its toll on some of our media holdings such as Clear Channel, Viacom and Interpublic Group. The bottom line is that it was a mixed quarter with tremendous stock price volatility. Stocks seem to have become increasingly volatile, much more so than underlying business fundamentals.

      Just as we did in the second quarter, we acted to take advantage of declining prices in a number of holdings, especially in the media and technology sectors. We expect to be nicely compensated for taking this action, but we cannot tell you precisely when that will happen. We were early in cutting back on expensive holdings in January and February but were rewarded in March and April. We are long term investors and base our investment decisions on company specific fundamentals, including price. We are not "technicians" that base purchase and sale decisions on charts and flows. We believe earnings drive share prices over time. Forget the noise. If our companies produce double-digit growth in earnings over an extended period of time, then we will be happy campers and so will you.

      More and more investors are recognizing what we have long avowed, which is that earnings and valuations matter. They matter a lot. We only invest in companies with operating earnings. We have a tool we refer to as our earnings valuation model that helps us identify stock specific opportunities and risks in the market. It is not perfect but it gives us a framework for understanding risk and reward in individual stocks. I think it is essential to have a valuation framework, especially during periods of market stress.

LOOKING AHEAD

      The fourth quarter is off to a bad start. It is now clear that investor expectations, too high for too long, are sobering up to the reality of an economy that is possibly hitting a rough patch. This is not the time to panic. Oil prices are unlikely to move much higher and should stabilize soon. Conflict in the Middle East is nothing new. The Market won't focus on it for long. It will move on. Similarly, I believe the decline in the Euro is largely, if not completely, behind us. What's more, should today's apparent weakness in the economy persist, the Fed will have no choice but to quickly cut interest rates, usually a strong tonic for whatever ails stocks. As for earnings, they may not be as strong as some hoped, but in the aggregate they are showing healthy, if not spectacular growth. Finally, stock prices are down. They are discounting a material dose of bad news. Hang in there. As for me, I am a long-term investor and I have been boosting my personal stake in the Fund in recent days. Stocks could go lower, but I feel today's prices are attractive and no one can call the bottom.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

ANALOG DEVICES INC. (ADI - $82.5625 - NYSE) is a diversified manufacturer of semiconductors with leading positions in analog chips and digital signal processors, where it claims the number two position after Texas Instruments. The company is also a leader in converters, which enable the analog and digital chips to communicate with each other. ADI's business is well diversified by industry, with only a 5% exposure to wireless handsets and a 10% exposure to personal computers. Earnings and revenues are growing at strong rates and we expect this to continue for several years.

CISCO SYSTEMS INC. (CSCO - $55.25 - NYSE) is the leading supplier of data networking equipment such as routers and ATM switches for use in Local Area Networks, Wide Area Networks and the Internet. As an integral provider of infrastructure for the Internet, the company is a major beneficiary of the Net's explosive growth. We forecast strong growth in earnings for this year and next.

HUGHES ELECTRONICS (GMH - $37.1875 - NYSE) is the leading provider of satellite based television services through its DIRECTV product. The company expects to offer two-way satellite based Internet communication through their DIRECTPC product later this year. Healthy subscriber additions should drive revenue growth and higher growth in EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) over the next couple of years. We believe General Motors, which owns the Hughes Electronics assets, will negotiate the sale of the company on terms favorable to Hughes' shareholders.

INTEL CORP. (INTC - $41.625 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market and "server farms" for managing the electronic commerce needs of other companies. As a leader in flash memory chips, Intel will benefit from the robust growth expected in the wireless handset business. We expect earnings to grow at a solid rate based on continued growth in personal computer shipments. The company is an integral member of the information revolution.

MARSH & MCLENNAN COMPANIES INC. (MMC - $132.75 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate has accelerated in recent years due primarily to the success of Putnam. We expect overall growth based on continued strong results at Putnam and some modest improvement in the company's traditional insurance brokerage business.

MELLON FINANCIAL CORP. (MEL - $46.375 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow as the year progresses. Assets under management now exceed $500 billion, which creates an enviable stream of recurring fee revenue.

MOTOROLA INC. (MOT - $28.25 - NYSE) is a leading supplier of semiconductors, cable set-top boxes, wireless handsets and infrastructure for the wireless telecommunications industry. Earnings should grow the next few years, driven by growth in the demand for wireless handsets and infrastructure. The stock's valuation is presently depressed due to a low level of profitability in the handset business. We view this as a buying opportunity.

PFIZER INC. (PFE - $44.9375 - NYSE) is a diversified consumer products and pharmaceutical company. The company recently completed the acquisition of Warner Lambert. The newly combined company has a research budget in excess of $4 billion, which we think bodes well for future growth. Business trends are strong and we expect the new enterprise to grow earnings for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies.

QWEST COMMUNICATIONS INTERNATIONAL INC. (Q - $48.0625 - NYSE) has recently completed its acquisition of U.S. West. The merger complements the company's national fiber optic network by giving it a presence in local and wireless telephony as well as DSL Internet access. We expect solid growth in revenues and EBITDA over the next few years.

STATE STREET CORP. (STT - $130.00 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets in the world with $6 trillion under custody. Additionally, the company is a major asset manager itself with over $500 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances State Street's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors.

TELLABS INC. (TLAB - $47.75 - NASDAQ) is a rapidly growing provider of telecommunications equipment. The company is in the early stages of a new product cycle for which it has received little attention. Earnings should grow at a healthy rate going forward. The company's stock should benefit from the growing visibility of new products over the next 18 months. Tellabs is one of the most profitable telecom equipment companies with operating margins of 30%.

TEXAS INSTRUMENTS INC. (TXN - $47.1875 - NYSE) is the largest provider of digital signal processors, a critical component for digital communication devices, including wireless phones and digital signal lines (DSLs). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. We believe the DSP chip business, in which TXN is the leader, will grow at an accelerated rate in the foreseeable future.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

      Subscribe in time and join me for a chat session entitled "Growth - Domestic" on Tuesday, December 5.

IN CONCLUSION

      Earlier in my career I served as an investment counselor for wealthy individuals as well as numerous pension funds, endowments and foundations. Because individuals don't like paying taxes and are less concerned with relative quarterly investment performance, they are more likely to hold the stocks of good companies for an extended period of time. In some cases holdings are in families for over 50 years. In many cases they are held for 20 to 30 years. The large established growth companies favored by many of these investors, as well as me, are durable. By and large, they grow earnings and prosper through wars, periods of high inflation and stagflation, civil unrest, weak Presidents, recessions, OPEC oil embargoes, and Bear markets. To be sure, these stocks may not rise every year, but over time they follow earnings higher.

      Seeing the power of compounded earnings growth over time is intoxicating. Can you imagine seeing portfolios with a cost per share of $1.00 or less for companies like Merck, Intel, Hewlett Packard, Texas Instruments and Johnson & Johnson, among others? These are the kinds of strong and established companies we invest in, along with their contemporaries like Cisco Systems, EMC, and Corning. They are wealth creators. They may not reward you every day, or even every year, but they will be superior long-term investments and their shareholders won't be disappointed. Remember, buy low, sell high, focus on the long term and avoid leverage. Stick with the program.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     /S/ SIGNATURE

                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager

October 16, 2000

------------------------------------------------------------------------------
                        TOP TEN HOLDINGS
                       SEPTEMBER 30, 2000
                       ------------------

State Street Corp.                    Tellabs Inc.
Mellon Financial Corp.                General Motors Corp., Cl. H
Analog Devices Inc.                   Motorola Inc.
Pfizer Inc.                           Qwest Communications International Inc.
Marsh & McLennan Companies Inc.       Texas Instruments Inc.

------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
      SHARES                                                          VALUE
      ------                                                          ------
                  COMMON STOCKS -- 99.7%
                  BROADCASTING -- 2.1%
     1,591,600    Clear Channel Communications Inc.+ .........   $   89,925,400
                                                                 --------------
                  BUSINESS SERVICES -- 4.0%
     1,225,000    Automatic Data Processing Inc. .............       81,921,875
     1,878,100    Interpublic Group of Companies Inc. ........       63,972,781
       372,000    Omnicom Group Inc. .........................       27,132,750
                                                                 --------------
                                                                    173,027,406
                                                                 --------------
                  CABLE -- 0.7%
       730,000    Comcast Corp., Cl. A, Special ..............       29,884,375
                                                                 --------------
                  COMMUNICATIONS EQUIPMENT -- 15.6%
     1,626,000    Cisco Systems Inc.+ ........................       89,836,500
       180,000    Corning Inc. ...............................       53,460,000
     4,735,000    Motorola Inc. ..............................      133,763,750
     1,370,000    Nokia Corp., Cl. A, ADR ....................       54,543,125
       895,000    Nortel Networks Corp. ......................       53,308,437
     1,768,000    Qualcomm Inc.+ .............................      125,970,000
     3,340,000    Tellabs Inc.+ ..............................      159,485,000
                                                                 --------------
                                                                    670,366,812
                                                                 --------------
                  COMPUTER HARDWARE -- 5.1%
     1,580,000    Apple Computer Inc.+ .......................       40,685,000
     2,320,000    Dell Computer Corp.+ .......................       71,485,000
       630,000    Hewlett-Packard Co. ........................       61,110,000
       390,000    Sun Microsystems Inc.+ .....................       45,532,500
                                                                 --------------
                                                                    218,812,500
                                                                 --------------
                  COMPUTER SOFTWARE AND SERVICES -- 4.7%
     1,410,000    America Online Inc.+ .......................       75,787,500
       620,000    EMC Corp.+ .................................       61,457,500
     1,055,000    Microsoft Corp.+ ...........................       63,563,750
                                                                 --------------
                                                                    200,808,750
                                                                 --------------
                  DIVERSIFIED INDUSTRIAL -- 1.5%
       975,000    Emerson Electric Co. .......................       65,325,000
                                                                 --------------
                  ELECTRONICS -- 10.1%
     2,280,000    Analog Devices Inc.+ .......................      188,242,500
     2,800,000    Intel Corp. ................................      116,550,000
     2,746,000    Texas Instruments Inc. .....................      129,576,875
                                                                 --------------
                                                                    434,369,375
                                                                 --------------
                  ENTERTAINMENT -- 3.6%
       610,000    Time Warner Inc. ...........................       47,732,500
     1,845,851    Viacom Inc., Cl. B+ ........................      107,982,283
                                                                 --------------
                                                                    155,714,783
                                                                 --------------
                  FINANCIAL SERVICES -- 20.3%
       570,000    Goldman Sachs Group Inc. ...................       64,944,375
     1,233,500    Marsh & McLennan Companies Inc. ............      163,747,125
     4,421,000    Mellon Financial Corp. .....................      205,023,875
     1,120,000    Merrill Lynch & Co. Inc. ...................       73,920,000
     1,134,900    Northern Trust Corp. .......................      100,864,237


                                                                      MARKET
      SHARES                                                          VALUE
      ------                                                          ------
     1,350,000    Schwab (Charles) Corp. .....................   $   47,925,000
     1,654,400    State Street Corp. .........................      215,072,000
                                                                 --------------
                                                                    871,496,612
                                                                 --------------
                  HEALTH CARE -- 14.6%
       648,000    Amgen Inc.+ ................................       45,248,625
     1,062,000    Baxter International Inc. ..................       84,760,875
       757,000    Johnson & Johnson ..........................       71,110,687
     1,030,000    Lilly (Eli) & Co. ..........................       83,558,750
       911,000    Merck & Co. Inc. ...........................       67,812,563
     4,137,500    Pfizer Inc. ................................      185,928,906
     1,855,000    Schering-Plough Corp. ......................       86,257,500
                                                                 --------------
                                                                    624,677,906
                                                                 --------------
                  PUBLISHING -- 3.3%
       741,000    Dow Jones & Co. Inc. .......................       44,830,500
       937,500    McGraw-Hill Companies Inc. .................       59,589,844
       968,000    New York Times Co., Cl. A ..................       38,054,500
                                                                 --------------
                                                                    142,474,844
                                                                 --------------
                  RETAIL -- 4.1%
     2,071,577    Home Depot Inc. ............................      109,923,055
     1,688,400    Tiffany & Co. ..............................       65,108,925
                                                                 --------------
                                                                    175,031,980
                                                                 --------------
                  SATELLITE -- 3.3%
     3,770,000    General Motors Corp., Cl. H+ ...............      140,168,600
                                                                 --------------
                  TELECOMMUNICATIONS -- 5.7%
     2,750,747    Qwest Communications International Inc.+ ...      132,207,778
     3,805,000    Sprint Corp.+ ..............................      111,534,063
                                                                 --------------
                                                                    243,741,841
                                                                 --------------
                  WIRELESS COMMUNICATIONS -- 1.0%
     1,130,000    Vodafone Group plc, ADR ....................       41,810,000
                                                                 --------------
                  TOTAL COMMON STOCKS ........................    4,277,636,184
                                                                 --------------
   PRINCIPAL
    AMOUNT
   ---------
                  U.S. GOVERNMENT OBLIGATIONS -- 1.7%
   $73,277,000    U.S. Treasury Bills,
                   6.09% to 6.28%++,
                   due 11/16/00 to 12/28/00 ..................       72,285,770
                                                                 --------------
                  TOTAL INVESTMENTS -- 101.4%
                    (Cost $3,623,771,931) ....................    4,349,921,954
                  OTHER ASSETS AND
                    LIABILITIES (NET) -- (1.4%) ..............      (59,860,764)
                                                                 --------------
                  NET ASSETS -- 100.0%
                    (91,515,609 shares outstanding) ..........   $4,290,061,190
                                                                 ==============
------------------------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES(SERVICE MARK) FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.
  (NO-LOAD)                                 TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (NO-LOAD)                                     PORTFOLIO MANAGER:  HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (NO-LOAD)                       PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
     TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                             VISIT OUR WEBSITE AT:
                                 www.gabelli.com
                                    OR, CALL:
                                  1-800-GABELLI
         1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                  THE GABELLI GROWTH FUND
                   One Corporate Center
                 Rye, New York 10580-1434
                       1-800-GABELLI
                     [1-800-422-3554]
                    FAX: 1-914-921-5118
                  HTTP://WWW.GABELLI.COM
                 E-MAIL: INFO@GABELLI.COM
     (Net Asset Value may be obtained daily by calling
              1-800-GABELLI after 6:00 P.M.)

                   BOARD OF TRUSTEES
Mario J. Gabelli, CFA             Karl Otto Pohl
CHAIRMAN AND CHIEF                FORMER PRESIDENT
INVESTMENT OFFICER                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana               Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT      CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK      PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita               Anthony Torna
ATTORNEY-AT-LAW                   HERZOG, HEINE &GEDULD, INC.
ANTHONY J. COLAVITA, P.C.

James P. Conn                     Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER   MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE      BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

             OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                  Howard F. Ward, CFA
PRESIDENT AND TREASURER          PORTFOLIO MANAGER

James E. McKee
SECRETARY

                        DISTRIBUTOR
                  Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
            State Street Bank and Trust Company

                       LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB406Q300SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
GROWTH
FUND


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000